UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 16, 2016

NOVATEL WIRELESS, INC. (Exact name of registrant as specified in its charter)

Delaware	000-31659	86-0824673
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification number)

9645 Scranton Road San Diego, CA 92121
(Address of Principal Executive Offices) (Zip Code)
(858) 812-3400
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant's Certifying Accountant.

(a) On June 17, 2016, the Audit Committee (the “Audit Committee”) of the Board of Directors of Novatel Wireless, Inc. (the “Company”) approved the dismissal of Ernst & Young, LLP (“E&Y”) as the Company’s independent registered public accounting firm.

The reports of E&Y for the fiscal years ended December 31, 2015 and December 31, 2014 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the two fiscal years ended December 31, 2015 and 2014 and the subsequent interim period through June 17, 2016, (i) there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of E&Y would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements, and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided E&Y with a copy of this Form 8-K and requested that E&Y provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not E&Y agrees with the above disclosures. A copy of E&Y’s letter, dated June 20, 2016, is attached as Exhibit 16.1 to this Form 8-K.

(b) On June 17, 2016, the Audit Committee approved the appointment of Mayer Hoffman McCann P.C. to perform independent audit services principally for the Company. During the fiscal years ended December 31, 2015 and 2014 and the subsequent interim period through June 17, 2016 neither the Company nor anyone acting on its behalf consulted Mayer Hoffman McCann P.C. regarding any matters identified within Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As described in Item 5.07 below, at the 2016 annual meeting of stockholders (the “Annual Meeting”) of the Company held on June 16, 2016, the Company’s stockholders approved a proposal to amend the Company’s Amended and Restated 2009 Omnibus Incentive Compensation Plan (the “2009 Plan”) in order to increase the number of shares of the Company’s common stock, par value $0.001 per share, reserved for issuance under the 2009 Plan (the “Plan Amendment”). In April 2016 the Company’s Board of Directors (the “Board”) had approved the Plan Amendment, subject to the receipt of stockholder approval.

As described in the Company’s Definitive Proxy Statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 29, 2016 (the “Proxy Statement”), the Plan Amendment increases the number of shares of the Company’s common stock reserved for issuance under the 2009 Plan from 12,323,000 to 15,323,000, including 323,000 shares that currently may be used for inducement grants under the 2009 Plan pursuant to NASDAQ Listing Rule 5635. This is an increase of 3,000,000 shares that may be used to provide equity incentives to employees, officers and directors of the Company, as well as any other persons that provide services to the Company.

The descriptions of the Plan Amendment contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2009 Plan, as amended and restated, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 16, 2016. The stockholders of the Company considered and acted upon the following proposals, which are set out in more detail in the Company's Proxy Statement:

1.
Election of Directors. By the vote reflected below, the stockholders elected James Ledwith and Sue Swenson to serve as directors for a three year term expiring at the 2019 annual meeting of stockholders.

2.
Approval of an Amendment to the 2009 Plan. By the vote reflected below, the stockholders approved an amendment of the 2009 Plan, which increases the number of shares issuable under the plan by 3,000,000 shares.

3.
Advisory Vote on Executive Compensation. By the vote reflected below, the stockholders approved, on an advisory, non-binding basis, the compensation paid to the named executive officers of the Company, as disclosed in the Proxy Statement relating to the Annual Meeting.

4.
Ratification of the Appointment of E&Y as the Company’s Independent Registered Public Accounting Firm for 2016. By the vote reflected below, the stockholders ratified the appointment of E&Y as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.

The results with respect to the above proposals were as follows:

Proposal	Vote Results	Vote Type	Voted	Voted (%)
Election of Directors
James Ledwith	ELECTED	For	24,330,976	90.02
		Withheld	2,696,210	9.98
		Non-Votes	20,877,431
Sue Swenson	ELECTED	For	25,854,829	95.66
		Withheld	1,172,357	4.34
		Non-Votes	20,877,431
Approval of an Amendment to the 2009 Plan	APPROVED	For	20,667,493	76.47
		Against	6,301,202	23.31
		Abstain	58,491	0.22
		Non-Votes	20,877,431
Advisory Vote on Executive Compensation	APPROVED	For	25,545,914	94.52
		Against	1,417,427	5.24
		Abstain	63,845	0.24
		Non-Votes	20,877,431
Ratification of the Appointment of E&Y as the Company’s Independent Registered Public Accounting Firm for 2016	APPROVED	For	46,591,550	97.26
		Against	1,063,185	2.22
		Abstain	249,882	0.52
		Non-Votes	—

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

	10.1	Amended and Restated Novatel Wireless, Inc. 2009 Omnibus Incentive Compensation Plan.

	16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated June 20, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVATEL WIRELESS, INC.

	By:	/s/ Michael Newman
Michael Newman
Executive Vice President, Chief Financial Officer and Assistant Secretary
Date: June 20, 2016